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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): APRIL 15, 2004


                       CHINA EVERGREEN ENVIRONMENTAL CORP.
             (Exact name of registrant as specified in its charter)


            NEVADA                     000-26175               88-0409151
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
        Incorporation)                File Number)        Identification Number)


                  5/F, GUOWEI BUILDING, 73 XIANLIE MIDDLE ROAD
              GUANGZHOU, GUANGDONG, THE PEOPLE'S REPUBLIC OF CHINA
                    (Address of principal executive offices)


                                 86-20-8732-7909
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14d-2(b)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  See Item 3.02 below.

ITEM 3.02         UNREGISTERED SALES OF SECURITIES

                  The Registrant conducted the private placement sale of 20 units, at $25,000 per unit, for the gross proceeds of $500,000. Each unit consisted of (a) one 12% convertible debenture in the original principal amount of $25,000, convertible into shares of the Registrant's common stock at the rate of the lesser of (i) $0.20 per share or (ii) a 10% discount to the price per share of common stock (or conversion price per share of common stock) of the next private placement conducted by the Registrant prior to any conversion of the debenture, and (b) 125,000 detachable warrants to purchase one share each of the Registrant's common stock at an exercise price of $0.20 per share, expiring ten years from their date of issuance. The debentures are due and payable August 1, 2005. The Registrant granted the investors limited registration rights for the common shares underlying their debentures and warrants.

                  The units were sold to 15 investors, all of who were "accredited" investors as defined in Rule 501 of the Securities Act of 1933 (the "Act"). The units were offered and sold pursuant to Section 4(2) of the Act and Rule 506 thereunder.

                  Westminster Securities Corporation acted as placement agent on the Registrant's behalf. Westminster received sales commissions equal to 10% of the gross proceeds, a non-accountable expense allowance of 3% of the gross proceeds and reimbursement of all out of pocket expenses. The Registrant also sold Westminster, for nominal consideration, a warrant to purchase 12% of the common shares underlying the convertible debentures and warrants made part of the units sold in the offering, at an exercise price equal to $0.20 per share.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS.
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                  4.1      [Form of] 12% Convertible Debenture.

                  4.2      [Form of] Warrant to Purchase Shares of Common Stock

                  10.1     [Form of] Subscription Agreement


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CHINA EVERGREEN ENVIRONMENTAL CORP.


                                     By: /S/ CHONG LIANG PU
                                         ---------------------------------------
                                         Chong Liang Pu, Chief Executive Officer

Dated:  May 9, 2005


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